SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------



                                   FORM 8-K/A
                                (Amendent No. 1)
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report                                                June 12, 1998
(Date of earliest event reported)                           (January 4, 1998)



                             RCM TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



 1-10245                                                   95-1480559
(Commission File Number)                               (IRS Employer
                             Identification Number)



2500 McClellan Avenue, Pennsauken, NJ                             08109-4613
(Address of principal executive offices)                         (Zip Code)



                                (609) 486 - 1777
              (Registrant's telephone number, including area code)

ITEM 5. Other Events
On January 4, 1998, RCM Technologies, Inc. ("Registrant") acquired Northern Technical Services, Inc. ("NTS"), a Milwaukee, Wisconsin-based provider of information technology personnel and professional engineering staffing services. The acquisition was completed through a stock purchase transaction (the "NTS Purchase") pursuant to which NTS, through an exchange of all of its outstanding shares of stock with the Registrant became a wholly-owned subsidiary of the Registrant.

The NTS Purchase consideration paid to the former shareholders of NTS consisted of $3.1 in million cash and $1.5 million of contingent consideration payable over two years upon NTS achieving certain base levels of operating income for each of the two twelve month periods following the NTS Purchase. An additional earn-out payment shall be made to the former shareholders at the end of each of the two twelve month periods following the NTS Purchase, to the extent that operating income exceeds these base levels. The Purchase has been accounted for under the purchase method of accounting. The source of cash utilized in the NTS Purchase was from the Registrant's revolving credit facility. The cost in excess of net assets acquired will be approximately $3.2 million. It is anticipated the cost in excess of net assets acquired will be amortized over a 40 year period.

The Purchase consideration paid by the Registrant was determined by negotiations between and among the representatives of the Registrant and NTS.

Following the NTS Purchase, the directors and executive officers of NTS consist of Leon Kopyt Chief Executive officer, Stanton Remer Chief Financial Officer, and Merle Cook (Chief Executive Officer of NTS prior to the Purchase).

NTS's assets consist of primarily of contracts and office equipment. These assets were used in providing information technology and professional engineering personnel to businesses and institutions. The Registrant plans for NTS to continue such course of business under the Registrant's control.

Prior to the NTS Purchase, no material relationship existed between NTS and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

On February 2, 1998, the Registrant acquired Global Technology Solutions, Inc. ("GTS"), a Sacramento, California-based provider of information technology staffing services. The acquisition was completed through a stock purchase transaction (the "GTS Purchase") pursuant to which GTS, through an exchange of all of its outstanding shares of stock with the Registrant became a wholly-owned subsidiary of the Registrant.

The GTS Purchase consideration paid to the former shareholders of GTS consisted of $3.7 in million cash and $2.0 million of contingent consideration payable over two years upon GTS achieving certain base levels of operating income for each of the two twelve month periods following the GTS Purchase. An additional earn-out payment shall be made to the former shareholders at the end of each of the two twelve month periods following the GTS Purchase, to the extent that operating income exceeds these base levels. The GTS Purchase has been accounted for under the purchase method of accounting. The source of cash utilized in the GTS Purchase was from the Registrant's revolving credit facility. The cost in excess of net assets acquired will be approximately $4.5 million. It is anticipated the cost in excess of net assets acquired will be amortized over a 40 year period.

The GTS Purchase consideration paid by the Registrant was determined by negotiations between and among the representatives of the Registrant and GTS.

Following the GTS Purchase, the directors and executive officers of GTS consist of Leon Kopyt Chief Executive Officer, Stanton Remer Chief Financial Officer, and Murthy Venkat (General Manager of GTS prior to the GTS Purchase).

GTS's assets consist primarily of contracts and office equipment. These assets were used in providing information technology and professional engineering personnel to businesses and institutions. The Registrant plans for GTS to continue such course of business under the Registrant's control.

Prior to the GTS Purchase, no material relationship existed between GTS and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.


ITEM 7. Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired

         Audited Balance Sheets
                  November 30, 1997
                  December 31, 1997

         Audited Statements of Income Year ended November 30, 1997 Year ended December 31, 1997

         Audited Statement of Changes in Stockholders' Equity,
                  Year ended November 30, 1997
                  Year ended December 31, 1997

         Audited Statement of Cash Flows
                  Year ended November 30, 1997
                  Year ended December 31, 1997

         Notes to Financial Statements
                  November 30, 1997
                  December 31, 1997


         (b) Pro forma financial information

         Unaudited Pro Forma Condensed Combined Balance Sheet, October 31, 1997.

         UnauditedPro Forma Condensed Combined Statement of Income for the year ended October 31, 1997.


         (c) Exhibits

              10.1 Stock Purchase Agreement (Northern Technical Services, Inc.),
                      dated December 31, 1997

              10.2 Stock Purchase Agreement (Global Technology Solutions, Inc.),
                      dated February 4, 1998
              23   Consent of Frank b. Morris,
                      Certified Public Accountant

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       RCM Technologies, Inc.




                                        By:   /S/ Stanton Remer
                                              Stanton Remer
                                              Chief Financial Officer
                                             (Principal Accounting Officer),
                                              Treasurer and Director
June 18, 1998









           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


         The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Northern Technical Services ("NTS") by RCM Technologies, Inc. ("RCM") pursuant to a purchase transaction that was completed on January 4, 1998 and the acquisition of Global Technology Solutions, Inc. ("GTS") on February 2, 1998. This pro forma information has been prepared utilizing the historical financial statements of RCM, NTS and GTS. This information should be read in conjunction with the historical financial statements and notes thereto of RCM which are incorporated by reference to RCM's Form 10-K and the historical financial statements of NTS and GTS which are incorporated within this Form 8-K. The pro forma financial data are provided for comparative purposes only and do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated, or of the results which may be obtained in the future.

         The pro forma financial information is based on the purchase method of accounting for the acquisitions. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Notes to Unaudited Pro Forma Condensed Combined Statement of Income. The
Unaudited Pro Forma condensed combined statement of income for the year ended October 31, 1997 assumes that the acquisitions of NTS and GTS had occurred on November 1, 1996 (combining the results for the year ended October 31, 1997 for RCM, and the twelve months ended November 30, 1997 for NTS and the twelve months ended December 31, 1997 for GTS). The unaudited pro forma condensed combined balance sheet at October 31, 1997 assumes that the acquisitions of NTS and GTS had occurred on October 31, 1997.


Acquisition

The consideration paid to the former shareholders of NTS consisted of $3.1 million in cash and $1.5 million of contingent consideration payable over two years upon NTS achieving certain base levels of operating income for each of the two twelve month periods following the NTS Purchase. An additional earn-out payment shall be made to the former shareholders NTS at the end of each of the two twelve month periods following the NTS Purchase, to the extent that operating income exceeds these base levels.

The consideration paid to the former shareholders of GTS consisted of $3.7 in million cash and $2.0 million of contingent consideration payable over two years upon GTS achieving certain base levels of operating income for each of the two twelve month periods following the GTS Purchase. An additional earn-out payment shall be made to the former shareholders of GTS at the end of each of the two twelve month periods following the GTS Purchase, to the extent that operating income exceeds these base levels.

Assumptions

         Purchase Price Allocation

         Although neither RCM, NTS nor GTS has complete information at this time as to the fair value of NTS's or GTS's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The eventual allocation of the purchase price will be made on the basis of appraisals and valuations which give effect to various factors including the nature and intended future use of assets acquired in determining their value. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

         For the purpose of pro forma presentations, the excess purchase price over the net assets acquired is being amortized over an estimated life of forty
(40) years.

                             RCM Technologies, Inc.
                   Unaudited Proforma Condensed Balance Sheet
                                October 31, 1997

                                        Historical
                                        RCM           Northern Technical   Global Technology
                                   Technologies, Inc.   Services, inc.      Solutions, Inc.            Adjustments &       Proforma
                                    October 31, 1997    November 30, 1997   December 31, 1997          Eliminations        Combined


Assets:

Cash and cash equivalents                 $918,028     $1,375,237              $96,755     A & B     ($6,825,000)           $25,260
                                                                                           G            (150,000)
                                                                                           E & F      (2,189,760)
                                                                                           H           6,800,000

Accounts and notes receivable           24,850,304      1,281,615            1,256,201                                   27,388,120

Prepaid expenses & other current assets    673,265         12,357               19,184                                      704,806

Total current assets                    26,441,597      2,669,209            1,372,140                                   28,118,186

Property and equipment-net               1,135,405        252,883               33,047                                    1,421,335


Intangible assets                       26,411,445              0                    0     A & B       6,825,000         33,386,445
                                                                                           G             150,000


Other Assets                                94,149        724,089               61,980                                      880,218

Total                                  $54,082,596     $3,646,181           $1,467,167                $4,610,240        $63,806,184

Liabilities and Shareholders' Equity:
Current Liabilities
     Bank- line of credit               $2,000,000                            $100,000         H      $6,800,000         $8,900,000

     Other current liabilities           7,162,482      1,028,415               74,908     C & D       3,165,330          9,241,375
                                                                                           E & F      (2,189,760)


Total current liabilities                9,162,482      1,028,415              174,908                                   18,141,375


Long Term Liabilities                      308,129              340,215                                                     648,344

Shareholders' equity                    44,611,985            2,277,551      1,292,259     C & D      (3,165,330)        45,016,465



Total                                  $54,082,596           $3,646,181     $1,467,167                $4,610,240        $63,806,184

ADJUSTMENTS

(A)  to  record  initial  cash  consideration  for  purchase  Nothern  Technical
     Services, Inc. ("NTS") $3,125,000 in exchange for all the shares of NTS

(B)  to  record  initial  cash  consideration  for  purchase  Global  Technology
     Solutions, Inc.. ("GTS") $3,700,000 in exchange for all the shares of GTS

(C)  to record tangible net worth, as defined due selling shareholders of NTS                         $1,955,449

(D)  to record net working capital, as defined due selling shareholders of GTS                        $1,209,881

(E)  to record initial payment of tangible net worth, as defined to selling shareholders of NTS       $1,372,666

(F)  to record initial payment of net working capital, as defined to selling shareholders of GTS        $817,094

(G)  to reflect estimated acquisition costs incurred                                                    $150,000

(H)  to reflect funds borrowed for revolving line of credit to finance transactions                   $6,800,000

                             RCM TECHNOLOGIES, INC.,
            UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                           YEAR ENDED OCTOBER 31, 1997


                                           Historical                             Historical                         Pro Forma
                                          ------------------------------------------------------------------------------------
                                       RCM            Northern Technical   Global Technology
                                   Technologies, Inc.  Services, Inc.       Solutions, Inc.     Combined
                                   October 31, 1997    November 30, 1997    December 31, 1997
                                                                                                           Adjustments    Combined

Revenues                              $113,959,093       $12,569,583      $5,750,116         $132,278,792              $132,278,792

Cost and expenses
  Cost of services                      86,832,348         9,479,033       4,037,818          100,349,199               100,349,199
  Selling, general and administrative   18,068,899         2,520,649         684,072           21,273,620  (413,000)A    20,860,620


Interest expense (income)                  184,645           (53,514)            251              131,382   544,000 C       675,382
Depreciation and amortization              572,279           104,580           6,127              682,986   174,375 B       857,361

Total                                  105,658,171        12,050,748       4,728,268          122,437,187               122,742,562

Income before taxes                      8,300,922           518,835       1,021,848            9,841,605                 9,536,230

Income taxes (benefit)                   3,460,989                 0           2,718            3,463,707  (128,258)D     3,981,395
                                                                                                            645,945 E

Income from continuing operations        4,839,933           518,835       1,019,130            6,377,898                 5,554,835

Loss from discontinued operations         (362,500)                                              (362,500)                 (362,500)

Net Income                              $4,477,433          $518,835      $1,019,130           $6,015,398                $5,192,335

Diluted earnings per share                   $0.70           $997.76      $10,191.30                                          $0.82

Shares used in computing earnings
  per share                              6,361,571               520             100                                      6,361,571




                   NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                                                 413,000

(B) to provide for amortization on excess purchase price over net assets
acquired based  an estimated life of 40 years                                                             174,375

(C)  to impute interest expense for acquistion debt                                                       544,000

(D) to tax effect adjustments                                                                             128,258

(E)  to tax effect S-Corporation earnings previously distributed to former shareholders                   645,945



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